U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A1

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 14, 2004
                                  ------------



                             PACIFIC FUEL CELL CORP.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)



           Nevada                       0-28031                 80-0043875
           ------                       -------                 ----------
State or other jurisdiction     Commission File Number     (IRS Employer ID No.)
     of incorporation)


                               131 N. Tustin Ave.
                                    Suite 100
                                   Tustin, CA
                                   ----------
                    (Address of principal executive offices)

                                      92780
                                      -----
                                   (Zip Code)


                                 (714) 564-1693
                                 --------------
                           (Issuer's Telephone Number)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The audited financial statements applicable to the acquisition of Cellfoods Corporation and related matters described in Item 2 of the Registrant's report on Form 8-K is attached hereto.

     (b) Pro forma financial statements. The pro forma financial statements reflecting the acquisition of Cellfoods and related matters described in Item 2 of the Registrant's report on Form 8-K is attached hereto.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         PACIFIC FUEL CELL CORP.
                                         (Registrant)

                                         Dated: August 10, 2004


                                         By:   s/George Suzuki
                                            -----------------------------------
                                            George Suzuki, President

                              CELLFOODS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                TABLE OF CONTENTS

                                                                 Page
                                                                 ----

         Report of Independent Auditors                             1

         Balance Sheet                                              2

         Statements of Operations                                   3

         Statement of Changes in Stockholders' Equity               4

         Statements of Cash Flows                                   5

         Notes to Financial Statements                           6-10

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Cellfoods Corporation

We have audited the accompanying balance sheet of Cellfoods Corporation (a development stage company) as of December 31, 2003, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 2003 and 2002, and the period from November 1, 2001
(inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cellfoods Corporation (a development stage company) as of December 31, 2003, and the results of its operations, and its cash flows for the years ended December 31, 2003 and 2002, and the period from November 1, 2001 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


s/Stark Winter Schenkein & Co., LLP

Stark Winter Schenkein & Co., LLP


Denver, Colorado
July 28, 2004

                              Cellfoods Corporation
                          (a Development Stage Company)
                                  Balance Sheet
                                December 31, 2003


                                     Assets


CURRENT ASSETS
   Cash                                                               $  6,367
   Accounts receivable - related party                                  36,297
   Stock subscriptons receivable                                        11,000
                                                                      --------
      Total current assets                                              53,664
                                                                      --------

OTHER ASSETS                                                             2,340
                                                                      --------

                                                                      $ 56,004
                                                                      ========




                      Liabilities and Stockholders' Equity


CURRENT LIABILITIES                                                   $      -
                                                                      --------

STOCKHOLDERS' EQUITY
   Common stock, $.001 par value, 11,000,000 shares
      authorized, 500,000 issued and outstanding                           500
   Additional paid-in capital                                           49,500
   Common stock subscribed                                              11,000
  (Deficit) accumulated in development stage                            (4,996)
                                                                      --------
      Total stockholders' equity                                        56,004
                                                                      --------

                                                                      $ 56,004
                                                                      ========

   The accompanying notes are an integral part of these financial statements.

                              Cellfoods Corporation
                          (a Development Stage Company)
                            Statements of Operations

                                                                Inception
                                   Year Ended December 31   (November 1, 2001)
                                       2002       2003     to December 31, 2003
                                    ---------  ---------   --------------------

REVENUE                             $      --  $  87,320        $  87,320
                                    ---------  ---------        ---------

COST OF GOODS SOLD                         --     86,797           86,797
                                    ---------  ---------        ---------

GROSS PROFIT                               --        523              523
                                    ---------  ---------        ---------

EXPENSES
   General and administrative           1,375      4,144            5,519
                                    ---------  ---------        ---------
      Total expenses                    1,375      4,144            5,519
                                    ---------  ---------        ---------

NET (LOSS)                          $  (1,375) $  (3,621)       $  (4,996)
                                    =========  =========        =========



PER SHARE INFORMATION

WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC AND DILUTED      79,206    476,986          256,651
                                    =========  =========        =========

NET (LOSS) PER COMMON SHARE         $   (0.02) $   (0.01)       $   (0.02)
                                    =========  =========        =========


   The accompanying notes are an integral part of these financial statements.

                              Cellfoods Corporation
                          (a Development Stage Company)
                  Statement of Changes in Stockholder's Equity
                Inception (November 1, 2001) to December 31, 2003


                                                                                  (Deficit)
                                                        Additional   Common      Accumulated
                                               Common    Paid in      Stock     in Development
                                     Shares     Stock    Capital    Subscribed      Stage         Total
                                    --------  --------  ----------  ----------  --------------  ---------
Inception (November 1, 2001)              --  $     --  $       --  $       --  $           --  $      --

Net (loss) for the period ended
   December 31,2001                       --        --          --          --              --         --
                                    --------  --------  ----------  ----------  --------------  ---------

December 31,2001                          --        --          --          --              --         --

Issuance of common stock for
   cash at $.10 per share            440,000       440      43,560          --              --     44,000

Common stock subscribed - 110,000
   shares at $.10 per share               --        --          --      11,000              --     11,000

Net (loss)                                --        --          --          --          (1,375)    (1,375)
                                    --------  --------  ----------  ----------  --------------  ---------

December 31, 2002                    440,000       440      43,560      11,000          (1,375)    53,625

Issuance of common stock for
   cash at $.10 per share             60,000        60       5,940          --              --      6,000

Net (loss)                                --        --          --          --          (3,621)    (3,621)
                                    --------  --------  ----------  ----------  --------------  ---------
December 31, 2003                    500,000  $    500  $   49,500  $   11,000  $       (4,996) $  56,004
                                    ========  ========  ==========  ==========  ==============  =========



   The accompanying notes are an integral part of these financial statements.


                             Cellfoods Corporation
                          (a Development Stage Company)
                            Statements of Cash Flows

                                                                                     Inception
                                                       Years ended December 31   (November 1, 2001)
                                                          2002        2003      to December 31, 2003
                                                        --------    ---------   --------------------
CASH FLOW FROM OPERATING ACTIVITIES
   Net (loss)                                           $ (1,375)   $ (3,621)         $ (4,996)
   Adjustments to reconcile net (loss) to
      net cash (used in) operating activities:
      Changes in assets and liabilities:
        (Increase) in accounts receivable                     --     (36,297)          (36,297)
        (Increase) in other assets                        (3,120)        780            (2,340)
                                                        --------    --------          --------
            Net cash (used in) operating activities       (4,495)    (39,138)          (43,633)
                                                        --------    --------          --------

CASH FLOW FROM INVESTING ACTIVITIES
            Net cash provided by investing activities         --          --                --
                                                        --------    --------          --------

CASH FLOW FROM FINANCING ACTIVITIES
   Advances (payments) due to related party                6,000      (6,000)               --
   Proceeds from sale of common stock                     44,000       6,000            50,000
                                                        --------    --------          --------
            Net cash provided by financing activities     50,000          --            50,000
                                                        --------    --------          --------

Net increase (decrease) in cash                           45,505     (39,138)            6,367
Cash - beginning                                              --      45,505                --
                                                        --------    --------          --------
Cash - ending                                           $ 45,505    $  6,367          $  6,367
                                                        ========    ========          ========

Cash paid for:
  Interest                                              $     --    $     --          $     --
                                                        ========    ========          ========
  Income taxes                                          $     --    $     --          $     --
                                                        ========    ========          ========

Non cash financing activities
  Common stock subscribed                               $ 11,000    $     --          $ 11,000
                                                        ========    ========          ========


   The accompanying notes are an integral part of these financial statements.

                              CELLFOODS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Cellfoods Corporation (the "Company") is a development stage company which was incorporated in the State of Nevada on November 1, 2001, to engage in the development of soybean powder processing technology, for commercial use in food products.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts receivable - trade

Accounts receivable are stated at estimated net realizable value. Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectibility, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

Revenue recognition

The Company's recognizes revenue when the product is shipped and title has transferred. To date the Company has not generated significant operating revenues.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts receivable. Fair values of cash and accounts receivable were assumed to approximate carrying values for financial instruments because they are short term in nature, their carrying amounts approximate fair values, and they are payable on demand.

                              CELLFOODS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Net (loss) per common share

The Company follows SFAS 128, "Earnings Per Share". Basic earnings (loss) per common share calculations are determined by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the year. Diluted earnings (loss) per common share calculations are determined by dividing net income (loss) by the weighted average number of common shares and dilutive common share equivalents outstanding. During the periods when they are anti-dilutive, common stock equivalents, if any, are not considered in the computation.

Segment information

The Company follows SFAS 131, "Disclosure about Segments of an Enterprise and Related Information". Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in one business segment and will evaluate additional segment disclosure requirements as it expands operations.

Recent pronouncements

In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS 150 changes the accounting guidance for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity by now requiring those instruments to be classified as liabilities (or assets in some circumstances) on the balance sheet. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 in the first quarter of fiscal 2004 is not expected to have any material impact on the Company's financial position, results of operations or cash flows.

In December 2002, the FASB issued SFAS 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS 123." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by APB 25. As allowed by SFAS 123, the Company has elected to continue to apply the intrinsic value-based method of accounting, and has adopted the disclosure requirements of SFAS 123. The Company currently does not anticipate adopting the provisions of SFAS 148.

In July 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or

                              CELLFOODS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


Disposal Activities." SFAS 146 provides new guidance on the recognition of costs associated with exit or disposal activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. SFAS 146 supercedes previous accounting guidance provided by the EITF Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." EITF Issue No. 94-3 required recognition of costs at the date of commitment to an exit or disposal plan. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2003. Early application is permitted. The adoption of SFAS 146 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

In April 2002, the FASB issued SFAS 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Among other things, this statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt" which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," will now be used to classify those gains and losses. The provisions of SFAS 145 related to the classification of debt extinguishment are effective for years beginning after May 15, 2002. The Company's adoption of SFAS 145 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.


Note 2.  STOCKHOLDERS' (DEFICIT)

During the period November 1, 2001 (inception) to December 31, 2001 no equity transactions occurred.

During the year ended December 31, 2002 the following equity transactions occurred:

     o Issued 440,000 shares of $.001 par value common stock for cash consideration of $44,000 ($.10 per share)

     o Stock subscriptions for 110,000 shares of common stock were accepted for subscriptions receivable of $11,000. These shares were issued during June 2004, when the cash was received.

                              CELLFOODS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


During the year ended December 31, 2003 the following equity transactions occurred:

     o    Issued 60,000 shares of common stock in exchange for cash of $6,000.

Subsequent to December 31, 2003.

In June of 2004 the following equity transactions occurred:

     o Issued 110,000 shares pursuant to $11,000 of stock subscriptions received.

Note 3.  INCOME TAXES

The Company accounts for income taxes under SFAF 109, "Accounting for Income Taxes", which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized. Temporary differences between the tax basis of assets and their financial reporting amounts are primarily due to loss carryforwards which, if not used to offset taxable income, will expire through 2003. The deferred tax asset has been fully reserved at December 31, 2003.

            Deferred tax asset               $600
            Valuation allowance              (600)
                                             ----
                                             $  -
                                             ====

Note 4.  RELATED PARTY TRANSACTIONS

During the year ended December 31, 2002, the Company paid an officer $4,400 of which $3,900 related to organizational activities and the remaining $500 was reimbursement for opening the Company's checking account.

During the year ended December 31, 2002, the Company borrowed $6,000 from an affiliate of a shareholder. This amount was repaid in June of 2003.

The Company is currently provided office and certain administrative serves by an affiliated entity. The Company is not charged for these items and they are considered to have nominal value.

Sales from inception to date of $87,320 have been to a foreign shareholder. At December 31, the receivable balance is $36,297.

                              CELLFOODS CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

Note 5.  SUBSEQUENT EVENTS

Convertible Debentures

In May 2004, the Company completed a private placement with an accredited investor (as defined under Rule 501, Regulation D, promulgated under the Securities Act of 1933, as amended) to issue up to $1,000,000 in aggregate principal amount of convertible debentures, pursuant to Rule 504 of Regulation D under the Securities Act of 1933, as amended. The debentures were initially issued as two separate debentures in the amount of $997,000 and $3,000, respectively, bear interest at 1% per annum and mature in five years. Pursuant to the terms of the merger discussed below, the Company's parent, Pacific Fuel Cell Corporation ("PFC"), has assumed the obligations and benefits of the Company, including the obligation under the Debenture agreement.

Merger Agreement

Effective May 14, 2004, the Company, PFC and a wholly-owned subsidiary of PFC, PFCE Acquisition Corp. ("Sub") consummated an Agreement and Plan of Merger, whereby Sub was merged with and into the Company. All of the Company's issued and outstanding common shares were exchanged for 6,100 shares of PFC $.001 par value common stock, at a conversion ratio of .01 to 1, as a tax-free reorganization pursuant to Section 365(a) of the Internal Revenue Code.

                             PACIFIC FUEL CELL CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


SUMMARY

The accompanying unaudited pro forma financial statements give effect to the combination of Pacific Fuel Cell Corp. ("Company"), PFCE Acquisition Corp.
Corporation ("Acquisition") , a wholly owned subsidiary of the Company and Cellfoods Corporation ("PRCO") effective on May 17, 2004, whereby Acquisition merged with and into PRCO, which survived as a wholly-owned subsidiary of the Company.

The statements presented include the pro forma balance sheet as of March 31, 2004 and the pro forma income statements for the year ended December 31, 2003 and the three months ended March 31, 2004. The pro forma financial statements were derived from the unaudited interim financial statements for PRCO and the Company as of and for the three months ended March 31, 2004, and the audited financial statements for PRCO and the Company as of and for the year ended December 31, 2003. The pro forma statements of operations assume that the combination took place at the beginning of the periods presented. The pro forma balance sheet also includes the effects of the combination at the date of the acquisition.

The pro forma financial statements give effect to the combination using the purchase method of accounting. The pro forma assumptions and adjustments are set forth in the accompanying notes to the pro forma financial statements.

The results of operations are not necessarily indicative of those which have been attained had the transaction occurred at the beginning of the period presented. The pro forma financial statements should be read in conjunction with the historical financial statements of PRCO and the Company.


                            Pacific Fuel Cell Corp.
                          (A Development Stage Company)
                      Consolidated Pro-forma Balance Sheet
                                 March 31, 2004
                                   (UNAUDITED)

                                              Pacific Fuel   Cellfoods
                                               Cell Corp.   Corporation         Adjustments  Pro-forma
                                              ------------  -----------         -----------  ----------
                ASSETS
                ------
Current Assets:

Cash                                          $     12,847  $     5,897   (A)   $   863,100  $  881,844
Receivables                                             --       36,297                  --      36,297
Stock subscription receivable                           --       11,000                  --      11,000
                                              ------------  -----------         -----------  ----------
  Total current assets                              12,847       53,194             863,100     929,141
                                              ------------  -----------         -----------  ----------
Other Assets:
Deferred debenture costs                                --           --   (A)       136,900     136,900
License and other assets                             1,685        1,950                  --       3,635
                                              ------------  -----------         -----------  ----------
                                                     1,685        1,950             136,900     140,535
                                              ------------  -----------         -----------  ----------

                                              $     14,532  $    55,144         $ 1,000,000  $1,069,676
                                              ============  ===========         ===========  ==========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

Current Liabilities:
 Accounts payable and accrued expenses        $     10,207  $        --         $        --  $   10,207
 Accounts payable - related parties                  3,652           --                  --       3,652
                                              ------------  -----------         -----------  ----------
                                                    13,859           --                  --      13,859
                                              ------------  -----------         -----------  ----------

Convertible redeemable debentures                       --           --   (A)     1,000,000   1,000,000
Loan payable - related party                        67,941           --                  --      67,941
                                              ------------  -----------         -----------  ----------
                                                    67,941           --           1,000,000   1,067,941
                                              ------------  -----------         -----------  ----------
STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par value, 200,000,000
  shares authorized, 63,446,100 shares issued
  and outstanding                                   63,440          500  (B)(C)        (494)     63,446
 Additional paid in capital                      1,261,957       49,500  (B)(C)       5,638   1,317,095
 Common stock subscribed                                --       11,000   (B)       (11,000)         --
 Accumulated (deficit)                          (1,392,665)      (5,856) (B)(C)       5,856  (1,392,665)
                                              ------------  -----------         -----------  ----------
   Total stockholders' equity (deficit)            (67,268)      55,144                  --     (12,124)
                                              ------------  -----------         -----------  ----------

                                              $     14,532  $    55,144         $ 1,000,000  $1,069,676
                                              ============  ===========         ===========  ==========


       Read the accompanying notes to the pro-forma financial statements.

                            Pacific Fuel Cell Corp.
                          (A Development Stage Company)
                 Consolidated Pro-forma Statement of Operations
                    For the Three Months Ended March 31, 2004
                                   (UNAUDITED)

                                              Pacific Fuel   Cellfoods
                                               Cell Corp.   Corporation         Adjustments  Pro-forma
                                              ------------  -----------         -----------  ----------
REVENUE                                       $         --  $        --         $        --  $       --
                                              ------------  -----------         -----------  ----------

OPERATING COSTS AND EXPENSES
  General and administrative                        12,617          860                  --      13,477
  Purchased research and development                    --           --    (C)        2,562       2,562
  Research and development                          10,211           --                  --      10,211
                                              ------------  -----------         -----------  ----------
                                                    22,828          860               2,562      26,250
                                              ------------  -----------         -----------  ----------

(LOSS) FROM OPERATIONS                             (22,828)        (860)             (2,562)    (26,250)

OTHER EXPENSE                                       (1,000)          --                  --      (1,000)
                                              ------------  -----------         -----------  ----------

NET (LOSS)                                    $    (23,828) $      (860)        $    (2,562) $  (27,250)
                                              ============  ===========         ===========  ==========

(Loss) per share - basic and fully diluted                                                   $    (0.00)
                                                                                             ==========
 Weighted average shares outstanding                                                         63,446,100
                                                                                             ==========


       Read the accompanying notes to the pro-forma financial statements.

                            Pacific Fuel Cell Corp.
                          (A Development Stage Company)
                 Consolidated Pro-forma Statement of Operations
                      For the Year Ended December 31, 2003
                                   (UNAUDITED)

                                              Pacific Fuel   Cellfoods
                                               Cell Corp.   Corporation         Adjustments  Pro-forma
                                              ------------  -----------         -----------  ----------
REVENUE                                       $         --  $    87,320         $        --  $   87,320
                                              ------------  -----------         -----------  ----------

COST OF GOODS SOLD                                      --       86,797                  --      86,797
                                              ------------  -----------         -----------  ----------

GROSS PROFIT                                            --          523                  --         523
                                              ------------  -----------         -----------  ----------

OPERATING COSTS AND EXPENSES
 General and administrative                         99,554        4,144                  --     103,698
                                              ------------  -----------         -----------  ----------
                                                    99,554        4,144                  --     103,698
                                              ------------  -----------         -----------  ----------

(LOSS) FROM OPERATIONS                             (99,554)      (3,621)                 --    (103,175)

OTHER EXPENSE                                       (3,828)          --                  --      (3,828)
                                              ------------  -----------         -----------  ----------

NET (LOSS)                                    $   (103,382) $    (3,621)        $        --  $ (107,003)
                                              ============  ===========         ===========  ==========


(Loss) per share - basic and fully diluted                                                   $    (0.00)
                                                                                             ==========
 Weighted average shares outstanding                                                         63,446,100
                                                                                             ==========


       Read the accompanying notes to the pro-forma financial statements.

                             PACIFIC FUEL CELL CORP.
                          (A DEVELOPMENT STAGE COMPANY)
              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying pro forma financial statements give effect to the combination of PRCO and Acquisition effective on May 14, 2004. The merger was effected by the exchange of all of the issued and outstanding common shares of Acquisition for all of the issued and outstanding common shares of PRCO. In connection with this transaction, 6,100 shares of the Company's $.001 par value common stock were issued to the PRCO shareholders.

The statements presented include the pro forma balance sheet as of March 31, 2004 and the pro forma income statements for the year ended December 31, 2003 and the three months ended March 31, 2004.

Pro forma basic earnings (loss) per share is computed using the number of common shares of the Company outstanding for the periods presented, including the shares issued to effect the acquisition.

In May 2004, PRCO completed a private placement with an accredited investor (as defined under Rule 501, Regulation D, promulgated under the Securities Act of 1933, as amended) to issue up to $1,000,000 in aggregate principal amount of convertible debentures, pursuant to Rule 504 of Regulation D. The debentures were initially issued as two separate debentures in the amount of $997,000 and $3,000, respectively, bear interest at 1% per annum and mature in five years. Effective May 14, 2004, the Company received cash in the amount of $831,100, net of offering costs of $136,900 which are presented as deferred debenture costs to be amortized over the five year term of the debentures. Pursuant to the terms of the merger discussed above, the Company has assumed the obligations and benefits of PRCO, including the obligation under the Debenture agreement.

In connection with the debenture issue, 30,000,000 shares of the Company's $.001 par value common stock are held in escrow, pending their potential conversion to common stock at the debenture holders' option. The debentures are convertible at the lesser of (a) $0.75 plus 125% of average closing bid prices per share of the Company's common stock during the five trading days immediately preceding the closing (as defined) or (b) 100% of the average of the five lowest closing bid prices per share of the Company's common stock during the forty trading days immediately preceding the closing: provided that the maximum number of shares that the combined debentures shall be converted to is 2,000,000 (the "Maximum Conversion") shares; and further provided that upon Maximum Conversion, the Company shall either increase the Maximum Conversion, or redeem the remaining amount of the debentures at 115% of the outstanding principal plus accrued and unpaid interest. The Company has the right to redeem the debentures upon 30 days notice, for 125% of the outstanding debenture plus accrued and unpaid interest.

                             PACIFIC FUEL CELL CORP.
                          (A DEVELOPMENT STAGE COMPANY)
                           EXPLANATION OF ADJUSTMENTS
                                   (UNAUDITED)


A. To record cash received ($831,100), and debenture costs ($136,900) pursuant to the issue of $1,000,000 of 1% convertible redeemable debentures, due May 14, 2009.

B.   To eliminate Cellfoods Corporation equity in consolidation.

C. To record 6,100 shares of the Company's $.001 par value common stock issued pursuant to the acquisition of Cellfoods Corporation, effective May 17, 2004. The shares were issued at the fair market value of $.42 per share on the date of the merger, and corresponding purchased research and development in the amount of $6,100 is recognized.